FS ENERGY & POWER FUND
A Business Development Company

## Your Invitation to Participate in Our

# Private Energy & Power: A New Investment Opportunity

## Client Seminar

The energy industry is enormous and enjoys ever-growing demand. No wonder many typical portfolios hold investments in the big public energy companies. But did you know that for every public company there are 40 private players (over 13,000 in all)? How can you invest in the private energy sector?

Franklin Square Capital Partners invites you to a seminar to learn how you can participate in the opportunities in this space. It will be hosted by Franklin Square, an alternative investment sponsor that specializes in bringing the investing strategies of sophisticated institutions to individual investors.

We hope you can join us for this informative session. Event details are below.

**When**
[DATE]
[TIME]

**Where**
[LOCATION NAME]
[ADDRESS]
[CITY], [STATE] [ZIP]

**How to Register**
To register for this event please contact:
[NAME]
[E-MAIL ADDRESS]
[PHONE NUMBER]

**Topics/Outline**
6:30 PM Drinks/Reception
7:00 – 8:00 PM Dinner and Presentation by [NAME] of FS$^{2}$ Capital Partners



Securities offered through [XYZ Financial], Membe r FINRA/SIPC. Investment advice offered through [ABC Financial Group], a registered investment advisor and a separate entity from [XYZ Financial]. FS$^{2}$ Capital Partners is a wholesaling broker dealer, Member FINRA/SIPC, and is not affiliated with [XYZ Financial].

This material must be read in conjunction with FSEP's prospectus in order to fully understand all of the implications, including investment objectives, charges and expenses, associated with the offering of securities to which it relates.

This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus. This sales and advertising literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the prospectus must be made available to you in connection with any offering. Investors are advised to consider the investment objectives, risks, charges and expenses of FSEP carefully before investing. A prospectus relating to the securities of FSEP and containing this and other information about FSEP has been filed with the Department of Law of the State of New York and the Securities and Exchange Commission and should be read carefully before investing. Neither the Securities and Exchange Commission, the Attorney-General of the State of New York nor any other state securities commission has approved or disapproved of these securities or determined if the prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Investing in a non-traded Business Development Company (BDC) is considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. Moreover, non-traded BDCs are not listed on a securities exchange, and no secondary market is expected to develop. Thus, it will be difficult to sell shares. An investment in a non-traded BDC is not suitable for all investors. Additionally, it must be clear that investments focusing on the energy sector are subject to more risks than other types of investments and this focus will result in a non-diversified portfolio which will be more sensitive to any fluctuations within the energy sector.